EXHIBIT 10.1

Execution Version

FIRST AMENDING AGREEMENT TO THE CREDIT AGREEMENT

dated as of February 4, 2025

BHE CANADA HOLDINGS CORPORATION,
as Borrower,
-and -
BANK OF MONTREAL,
as Administrative Agent for the Lenders, and as Lender,
-and -
BMO CAPITAL MARKETS and THE BANK OF NOVA SCOTIA,
as Co-Lead Arrangers and Joint Bookrunners
-and -
THE BANK OF NOVA SCOTIA,
as Syndication Agent
-and -
ALL OTHER LENDERS WHICH BECOME PARTIES HEREUNDER,
as Lenders

FIRST AMENDING AGREEMENT TO THE CREDIT AGREEMENT, dated as of February 4, 2025, among BHE Canada Holdings Corporation, as Borrower, Bank of Montreal, as administrative agent for the Lenders (the “Agent”) and as a Lender, BMO Capital Markets and The Bank of Nova Scotia, as Co-Lead Arrangers and Joint Bookrunners, The Bank of Nova Scotia, as Syndication Agent and all other Lenders party thereto.
RECITALS
WHEREAS BHE Canada Holdings Corporation, as Borrower, the Agent, and the other parties hereto are parties to a Credit Agreement made as of December 22, 2023 (the “Credit Agreement”), pursuant to which the Lenders agreed (subject to the terms of the Credit Agreement) to provide a $50,000,000 revolving credit facility to the Borrower for operating expenses, capital expenditures and working capital needs of the Borrower and its Subsidiaries, and for general corporate purposes, including for certainty, to finance Permitted Investments.
AND WHEREAS the Borrower, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1    The Credit Agreement is hereby amended as follows:
(a)The definition of “Consolidated Total Debt” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Consolidated Total Debt” means, the following, as at any date calculated on a consolidated basis for the Borrower and its Subsidiaries, without duplication:

(i)the aggregate principal amount of all obligations of the Borrower and its Subsidiaries for borrowed money, including obligations with respect to contingent reimbursement obligations in respect of Documentary Credits and other instruments, and including all capitalized interest and other similar amounts required to be paid at maturity on obligations for borrowed money, but excluding Preferred Securities issued by the Borrower and its Subsidiaries; provided that, to the extent a Documentary Credit is issued in support of amounts otherwise included in this definition, the amount of any such Documentary Credit shall not be included;

(ii)the aggregate principal amount of all obligations issued or assumed by the Borrower and its Subsidiaries in connection with their acquisition of property in respect of the deferred purchase price of that property;
(iii)all Finance Lease Obligations and Purchase Money Obligations;
(iv)Mark-to-Market Exposure of Financial Instrument Obligations;
(v)Indebtedness of the Borrower and its Subsidiaries permitted under Section 10.13(j) of this Agreement; and
(vi)(1) Contingent Liabilities of the foregoing obligations specified in (i) through (v) and (2) unsecured Contingent Liabilities of the Borrower in support of any Subsidiary; provided that, for any such unsecured Contingent Liability, the amount of any guarantee shall only be included in Consolidated Total Debt to the extent that the primary obligation to which such guarantee relates is not already included;
excluding, for certainty, all inter-company indebtedness or obligations between or among the Borrower and its Subsidiaries. For greater certainty, all inter-company loans by the Borrower to any Subsidiary, or vice-versa, and all loans by one Subsidiary to another Subsidiary shall be excluded from Consolidated Total Debt.”
(b)The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing the date “December 22, 2027” with the date “December 22, 2028” in such definition.
(c)Paragraph (l) under the definition of “Permitted Lien” is hereby deleted in its entirety and replaced with the following:

“Liens or Documentary Credits securing Indebtedness permitted under:
(i)Section 10.13(c), (e) and (g);
(ii)Section 10.13(d), to the extent Liens are specifically permitted thereunder;
(iii)Section 10.13(h), to the extent such Indebtedness is secured as of the Effective Date and disclosed in Schedule 9.1(w); and
(iv)Section 10.13(j) with respect to such Indebtedness of the Subsidiaries; and”
(d)Section 10.13(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Indebtedness of the Borrower and its Subsidiaries under any interest rate, currency rate or commodity hedging agreement permitted under this Agreement or the BHECHC Indenture; provided that;
(i)such Indebtedness entered into by the Borrower and any Material Subsidiary shall either be (A) unsecured or (B) secured in favour of the Lenders or their Affiliates; provided further that, the maximum aggregate amount of all such secured Indebtedness shall be $20,000,000 or the Equivalent Amount; and
(ii)any such Indebtedness entered into by a non-Material Subsidiary may either be secured or unsecured;

(e)Section 10.13(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“unsecured Contingent Liabilities of the Borrower in support of any Subsidiary up to the maximum aggregate amount of $100,000,000 or the Equivalent Amount, which for greater certainty may include an unsecured Guarantee by the Borrower in support of any Indebtedness of a Material Subsidiary under Section 10.13(d)(A);”
(f)Section 10.13(j) of the Credit Agreement is hereby amended by replacing the amount “$10,000,000” with “$50,000,000”
(g)Section 10.21 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(i)“Neither the Borrower nor any Material Subsidiary of the Borrower shall enter into any Financial Instrument Obligation (or similar understanding or obligation) except in the ordinary course of business provided that such Financial Instrument Obligation is permitted under the Indenture and under Section 10.13(d) hereof.”
ARTICLE 3
CONDITIONS PRECEDENT
3.1    Conditions Precedent
This First Amending Agreement shall become effective when:
(a)the Agent shall have received this First Amending Agreement duly executed and delivered by the Agent, the Lenders and the Borrower;
(b)the Agent shall have received an amendment fee from the Borrower in the amount of C$20,000.00; and
(c)no Event of Default shall have occurred and be continuing;

The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
3.2    Notice of Extension
The Agent and Lenders hereby acknowledge receipt of a Notice of Extension from the Borrower requesting an extension of the Maturity Date to December 22, 2028.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1    Representations and Warranties True and Correct; No Default or Event of Default
The Borrower hereby represents and warrants to the Agent and the Lenders that after giving effect to this First Amending Agreement, (i) the representations and warranties of the Borrower contained in the Credit Agreement and each of the other Credit Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS
5.1    No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2    Time
Time is of the essence in the performance of the parties’ respective obligations in this First Amending Agreement.
5.3    Governing Law
This First Amending Agreement is a contract made under and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4    Successors and Assigns
This First Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this First Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Credit Agreement, as amended by this First Amending Agreement.

5.5    Counterparts
This First Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts and facsimiles shall together constitute one and the same agreement.
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IN WITNESS OF WHICH the parties hereto have duly executed this Agreement as of the date set forth on the first page of this Agreement

BHE CANADA HOLDINGS CORPORATION
By: /s/ Sharmen Andrew
Name: Sharmen Andrew
Title: Managing Director

By: /s/ Ed Rihn
Name: Ed Rihn
Title: President & CEO

BMO – BNS - Berkshire – First Amendment to Credit Agreement

BANK OF MONTREAL, as Agent
By: /s/ Steven Patchet
Name: Steven Patchet
Title: Managing Director

BANK OF MONTREAL, as Lender
By: /s/ Steven Patchet
Name: Steven Patchet
Title: Managing Director

BMO – BNS - Berkshire – First Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By: /s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head

By: /s/ Andrew Rose
Name: Andrew Rose
Title: Associate Director

BMO – BNS - Berkshire – First Amendment to Credit Agreement